[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.2

Amendment Regarding Extra Budget

This Amendment Regarding Extra Budget (this “Amendment”) is made as of June 23, 2025 (the “Effective Date”) by and between 89bio, Inc., a corporation incorporated under the laws of the State of Delaware, United States of America (“89bio”), and BiBo Biopharma Engineering Co., Ltd., a company incorporated under the laws of the People’s Republic of China (“BiBo”). 89bio and BiBo may each be referred to in this Amendment individually as a “Party” and collectively as the “Parties.” Any capitalized term used herein and not otherwise defined shall have the meaning ascribed to such term in the F-05-MC Project Collaboration Agreement, effective April 4, 2024, by and between 89bio and BiBo (the “Collaboration Agreement”).

Recitals

WHEREAS, pursuant to the Collaboration Agreement, 89bio agreed to pay 135,000,000 U.S. dollars (“USD”) of the estimated [***] cost of the F-05-MC Project in accordance with the Milestone and Payment Schedule of the Collaboration set forth in Exhibit A to the Collaboration Agreement (the “Milestone Payments”);

WHEREAS, 89bio has paid BiBo 121,500,000 USD of the Milestone Payments and shall in accordance with the Collaboration Agreement pay the remaining 13,500,000 USD of the Milestone Payments [***];

WHEREAS, BiBo estimates that the total extra budget of the F-05-MC Project [***] is [***] (the “EB”), which BiBo has summarized in good faith in Exhibit A hereto;

WHEREAS, the Parties have agreed to not select an independent cost evaluation organization to reassess the cost of the F-05-MC Project and have instead negotiated to address any estimated cost of the F-05-MC Project pursuant to this Amendment;

WHEREAS, BiBo believes the F-05-MC Project is progressing smoothly, with the product launch and commercial production plan being advanced; and

WHEREAS, the Parties believe that entering into this Amendment will facilitate the smooth progress of the F-05-MC Project and enhance the likelihood of achieving the target for [***] construction completion earlier than the original schedule, [***], as projected on Exhibit B hereto; and

NOW, THEREFORE, 89bio and BiBo agree as follows:

1.
EB Allocation and Payment.

The Parties agree [***] that 89bio shall pay 40,000,000 USD [***] (the “89bio EB Allocation”) [***]. 89bio will have no obligation to pay any additional amounts for EB of the F-05-MC Project in the condition of the actual amount of EB is greater than [***]. 89bio shall pay the 89bio EB Allocation within [***] after the Effective Date pursuant to the wire transfer instructions BiBo provided to 89bio prior to the Effective Date. 89bio will have no obligation to pay any amounts for the cost of the F-05-MC Project other than the Milestone Payments and the 89bio EB Allocation regardless of whether there are other cost increases, [***], related to the F-05-MC Project. For clarity, the cost of the F-05-MC Project does not include any costs incurred for [***], which other amounts the Parties expect would be contracted and paid for pursuant to [***] agreements into which the Parties may enter.

2.
Special Preferential Arrangements Applied to 89bio EB Allocation.

The amount of the 89bio EB Allocation shall be included in the amount of the Payment (i.e. the Payment will equal the sum of (x) 135,000,000 USD plus (y) the amount of the 89bio EB Allocation) for purposes of the Collaboration Agreement, including Section 5.5 (Special Preferential Arrangements) of the Collaboration Agreement.

3.
No Other Amendment or Waiver.

The terms of the Collaboration Agreement will remain in full force and effect except where amended pursuant to this Amendment. This Amendment sets forth the entire understanding of 89bio and BiBo relating to the subject matter hereof and supersedes all prior agreements and understandings between 89bio and BiBo relating to the subject matter hereof.

4.
Counterparts.

This Amendment may be executed in counterparts and in any format, including facsimile versions or electronically delivered versions thereof, each of which shall be deemed to be an original and shall fully bind each Party who has executed it, but all such counterparts together shall constitute one and the same agreement.

[Remainder of page intentionally blank; signature page follows]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the Effective Date.

Bibo Biopharma Engineering Co., Ltd	89bio, Inc.
Signature:	Signature:
Name: Peng Jiao	Name: Rohan Palekar
Title: Chief Executive Officer	Title: Chief Executive Officer

Exhibit A

Estimated EB

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Exhibit B

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